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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 30, 2003
                Date of Report (Date of earliest event reported)


                        Commission File Number 000-32743



                                  TELLIUM, INC.
             (Exact name of Registrant as specified in its charter)



                  Delaware                             22-3509099
      (State or other jurisdiction of               (I.R.S. Employer
       incorporation or organization)            Identification Number)


                                2 Crescent Place
                        Oceanport, New Jersey 07757-0901
               (Address of principal executive offices) (Zip Code)


                                 (732) 923-4100
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1      Press Release of Tellium, Inc. issued on April 30, 2003

Item 9. Regulation FD Disclosure (Item 12 -Disclosure of Results of Operations and Financial Condition)

     The following information is being furnished under Item 12 of Form 8-K:

     On April 30, 2003, Tellium, Inc. ("Tellium") issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                TELLIUM, INC.


Dated:  April 30, 2003

                                                By:   /s/ MICHAEL J. LOSCH
                                                   ----------------------------
                                                          Michael J. Losch
                                                      Chief Financial Officer